EXHIBIT 99.1

NYSE MKT: MDW // TSX: MDW // MIDWAYGOLD.COM // 720.979.0900 NEVADA’S NEXT GOLD PRODUCER MARCH 2015

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM * Forward Looking Disclaimer

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM * Nevada’s Next Gold Producer Pregnant Pond Taken November 2014 Process Facilities Under Construction Ely, NV ~ 50 miles to the East Barren Pond

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM * CEO Introduction William Zisch Royal Gold (5 yrs) VP Operations Newmont (12 yrs) VP Planning VP Africa/Central Asia Operations Assistant GM/Operations Management Minera Yanacocha, Peru Director Business Development and Planning Chief Mine Engineer, International Operations FMC Corporation/FMC Gold (16 yrs) Paradise Peak, Nevada Skill Point, Wyoming Ore at Surface – North Pan

# Midway Fundamentals

## Simple - Manageable - Financeable

### 3 KEY PROJECTS with UPSIDE POTENTIAL

- Pan - Production in March 2015
- Gold Rock - In Permitting
- Spring Valley - Barrick Pursuing Pre-feasibility

### NEVADA'S LOCATION ADVANTAGE

- Infrastructure - Decreases Capital Requirements
- Infrastructure - Lowers Operating Costs
- Jurisdiction - Reduces Risk

### SIMPLE, EXECUTABLE PROJECTS

- Open pit
  - Low strip ratio
- Heap leach
  - Simple, low cost
  - No mill



ELKO
80
SPRING VALLEY
EUREKA
50
PAN
ELY
GOLD ROCK
CARSON CITY
TONOPAH
N
15
LAS VEGAS
Midway Gold Projects
Operating Mines
Carlin Trend
Battle Mountain - Eureka Trend

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NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM * Pan – Nevada’s Next Gold Producer Milestones to Pan Production PERMIT Completed ✔ Q4 – 2013 CONSTRUCT Began ✔ Q4 - 2013 FINANCE H2 2014 ✔ PRODUCE Q1 2015 EXPAND Exploration Potential MIDWAY ACHIEVEMENTS Completion of the federal permitting process in record time Run of Mine at South Pan Mining contractor has contributed to a smoother startup and reduced operational risk

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM Barren Pond & ADR Plant Looking North Lime Silo Carbon-in-Columns Train in ADR Plant Mine Power Substation Ready for Commissioning

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM * Poised for Gold Production MINING Achieved steady state in January Now exceeding budget of 55K tons per day 3.2M tons on leach pad 9.0M planned by EOY 2015 IRRIGATION Cyanide introduced into system week of 3/2 Conditioned with freshwater since mid-February 2.2M tons now under irrigation All under leach at once with cyanide added Expect 6 days for breakthrough of cyanide solution FIRST GOLD POUR Expect 20 days from first cyanide to first gold pour Rapid gold production ramp-up expected as mining is already steady state Overview of South Pit Looking North Tons Stacked to Leach Pad

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM * Ramp Up at Pan Expected 2015 Gold Production Still on Track!

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM * Run of Mine at South Pan Cumulative Recovery in Days See September 17, 2013 press release for more information Recovery curve based on large column tests performed by Kappes-Cassidy & Associates on representative samples of blasted ore in the South Pit of the Pan project. Irrigation of Leach Pad

# Cost Structure at Pan

## Several Key Cost Components Locked In

- Consumables under contract
- Labor costs have been established
- Diesel hedge in place for 75% of consumption throughout loan life at $55/barrel
- Hedging Program - 80,500 ounces over a 23-month period commencing May 2015
- Sustaining capital of $10M includes $8M for pad expansion to be completed in September
  - Double leach pad capacity
  - From current 8M tons to 20M tons

Operating Cost Breakdown


~ 75% Fixed Cost
Labor
Diesel
Cyanide
Lime
Anfo
Other
Contract
Services

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NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM * Pan – Cost to Completion We’re on the 2-Yard Line PROJECT CONSTRUCTION 93% COMPLETE Ready to produce gold Construction will conclude after first production Total cost to complete estimated at $84M Project spending as of Jan 2015 estimated at $76M CASH POSITION $5M working capital (Mar 15-Mar 30) Midway is working through terms of a credit amendment with our Lender as a result of delays New terms may require additional working capital as a contingency Carbon in Columns Train in ADR Plant

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM * Pan – Expansion Potential at South Pan Target North, South and Wendy Deep $2.5M budgeted in 2015 In-fill drilling planned for Wendy Deep and along perimeter of current block model Brownfields exploration of North Extension and South Extension – open Possible resource expansion to support extended life or expanded production Midway permitted for twice the current size of Pan North Extension South Extension Wendy Deep

# GOLD ROCK - MIDWAY'S 2ND PROJECT

## Sister Project - About 10km Away

We are Building a Business in Mining. If you want a production profile, you have to build the assembly line. Applying lessons learned from Pan will help with execution of Gold Rock.

## Simple, Manageable, Financeable

PAN-style deposit

- Simple mining - Open Pit
- Potential to be larger than PAN

PAN-style economics expected

- Low Capex project
- Nearby infrastructure
- No pit de-watering



N
•ELKO
•RENO
•CARSON CITY
PAN
•ELY
GOLD ROCK

**RESOURCE SUMMARY**

| RESOURCES[1] | TONNES ('000s) | GRADE (g/t) | CONTAINED ('000s oz) |
|---|---|---|---|
| M&I | 20,215 | 0.79 | 513 |
| Inferred | 24,303 | 0.69 | 536 |

(1) Amended NI 43-101 Technical Report Updated Mineral Resource Estimate for the Gold Rock Project, White Pine County, Nevada (January 2015). Assumes cutoff grade of 0.27 g/t
(2) A production decision will be contingent upon establishment of mineral reserves and at least a pre-feasibility study

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# Spring Valley - Added Value Long-Term

## Barrick  Midway Joint Venture

- Barrick is the Operator
- Announced initial resource February 2015
- Pre-feasibility Stage - Expected Late 2015
- 2015 Budget - $11 for PFS and exploration

**2014 RESOURCE SUMMARY**

| | Cutoff(g/t) | 0.27 | 0.21 | 0.14 |
|---|---|---|---|---|
| Measured | Tonnes('000s) | 54,600 | 68,300 | 83,000 |
| | (g/t) | 0.8 | 0.69 | 0.6 |
| | Contained ('000 oz) | 1,410 | 1,510 | 1,590 |
| Indicated | Tonnes('000s) | 105,600 | 133,600 | 162,500 |
| | (g/t) | 0.71 | 0.61 | 0.53 |
| | Contained ('000 oz) | 2,400 | 2,610 | 2,780 |
| **Measured plus Indicated** | **Tonnes('000s)** | **160,200** | **201,900** | **245,500** |
| | **(g/t)** | **0.74** | **0.63** | **0.55** |
| | **Contained ('000 oz)** | **3,810** | **4,120** | **4,370** |
| Inferred | Tonnes('000s) | 42,100 | 56,300 | 71,100 |
| | (g/t) | 0.65 | 0.55 | 0.47 |
| | Contained ('000 oz) | 880 | 990 | 1,070 |

## 75/25 Joint Venture

- Barrick completed expenditures of $38M to earn 70% interest in Spring Valley
- Barrick **funds everything** to production
  - Midway retains 25% interest
- Barrick recovers Midway share of capital
  - From 90% of Midway cash flows
  - Interest rate of Prime +2%

"The Spring Valley Project…is a low capital cost, oxide heap leach project with potential to become another standalone mine in Nevada."
~ Barrick in Q4 2014 Financials Press Release

(1) Amended NI 43-101 Technical Report on Resources, Spring Valley Project, Pershing County, Nevada (January 2015). *Base Case assumes a cutoff of 0.21 g/t. The resource was calculated by Midway with data provided by Barrick.*

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# Capital Markets Overview

## Market statistics

| | |
|---|---|
| Symbol (TSX/NYSEMKT) | MDW |
| Share Price[(1)] | $0.74 |
| Market Capitalization | $129.1M |

## Common share structure

| | |
|---|---|
| Share Outstanding[(2)] | 174,919,068 |
| Options | 10,081,128 |
| Fully Diluted | 185,000,196 |

## Preferred share structure

| | |
|---|---|
| Preferred Shares[(3)] | 37,837,838 |
| | 8% Dividend |
| | Payable Quarterly in Cash or Shares |

## Institutional Holdings[(4)]


46%

American Century
Barrick
Davenport & Co
Franklin Templeton
Hale Capital
Investure
Millennium Management
Nantahala Capital
Oppenheimer
RBC
US Global
Van Eck
Vanguard

## ANALYST COVERAGE

CANACCORD Genuity
HAYWOOD
PI FINANCIAL experience. driven.
CORMARK SECURITIES INC.
JACOB SECURITIES inc
RBC

(1) As of February 25, 2015
(2) As of January 2015
(3) Convertible to Common Shares as of December 13, 2012
(4) Assumes full dilution

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NYSE MKT: MDW // TSX: MDW // MIDWAYGOLD.COM // 720.979.0900 APPENDIX

# Pan - A Great First Project

## Production  Expand From Cash Flow

- **Start simple, manageable, financeable**
- Drill to a million ounces ✔
- Develop a mine plan ✔
- Get project permitted ✔

**Produce at Pan in Early 2015**

**RESERVE & RESOURCE SUMMARY**

| RESOURCES [1] | TONNES ('000s) | GRADE (g/t) | CONTAINED ('000s oz) |
|---|---|---|---|
| **Measured** | 36,920 | 0.49 | 579 |
| **Indicated** | 43,118 | 0.40 | 551 |
| **M&I** | 80,037 | 0.44 | **1,130** |
| Inferred | 3,928 | 0.36 | 45 |

| RESERVES [2] | TONNES ('000s) | GRADE (g/t) | CONTAINED ('000s oz) |
|---|---|---|---|
| **Proven** | 25,245 | 0.60 | 487 |
| **Probable** | 23,067 | 0.51 | 377 |
| **P&P** | 48,311 | 0.56 | **864** |

*P&P Reserves are included in the M&I Resources*

(1) NI 43-101 Updated Mineral Resource Estimate for the Pan Gold Project, White Pine County, Nevada (September 2011). Assumes cutoff grade of 0.14 g/t
(2) NI 43-101 Technical Report Feasibility Study for the Pan Project, White Pine County, Nevada (November 2011). Assumes gold price of US$1,200/oz and cutoff grade of 0.27 g/t (South Pan) and 0.21 g/t (North Pan)

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# Pan - A Great First Project

## Focus on Costs

OPEN PIT

•Ore Starts at Surface
•No Pre-Strip
•<1:1 Strip in Payback
•Low 1.8:1 LOM Strip Ratio

HEAP LEACH

•All Oxide - No Sulphides
•Simple, Low Cost
•No Mills
•Average 75% Recovery

REDUCE FUEL SENSITIVITY

•Short Hauls
•60% of Hauls Downhill
•Shallow Pits


Waste
Waste
North Pit
Leach
Pad
Waste
South Pit

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# Our Next Steps

## Simple, Manageable, Financeable

- Establish producer status with Pan and then focus on an excellent portfolio of growth projects in Nevada.

LEVERAGE LESSONS LEARNED AT PAN

- Provide adequate, upfront, detailed engineering
- Avoid project funding delays after commencement of construction
- Lock project scope at commencement of construction
- Maintain continuity of owner's team and allow for adequate peer review
- Coordinate local permitting throughout project construction
- Complete detailed operating plans in early stage of project (stripping, mining, stacking)
- Ensure robust cost control systems


ELKO
80
SPRING VALLEY
EUREKA
50
PAN
ELY
GOLD ROCK
CARSON CITY
TONOPAH
N
15
LAS VEGAS
Midway Gold Projects
Operating Mines
Carlin Trend
Battle Mountain - Eureka Trend

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM

20

# Gold Rock - Using the Midway Recipe

## Production  Expand From Cash Flow

- **Learn from Pan to Develop Gold Rock**
- Resource Growth 2012-2013 ✔
- Begin Permitting - 2013 ✔
- Design, Engineer, Construct

| RESOURCE SUMMARY | | | |
|---|---|---|---|
| RESOURCES (1) | TONNES | GRADE | CONTAINED |
| | ('000s) | (g/t) | ('000s oz) |
| **M&I** | 20,215 | 0.79 | 513 |
| **Inferred** | 24,303 | 0.69 | 536 |

**Record of Decision Expected in 2015(2)**



(1) Amended NI 43-101 Technical Report Updated Mineral Resource Estimate for the Gold Rock Project, White Pine County, Nevada (January 2015). Assumes cutoff grade of 0.27 g/t
(2) A production decision will be contingent upon establishment of mineral reserves and at least a pre-feasibility study

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NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM * Gold Rock – Wide Open for Growth Fold and thrust belt Current Resource 13 km, 8 mi Alteration Targets Throughout with 1 Large Covered Target Just North of Current Resource

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM Overview of South Pit Looking North, Heap Leach Pad in the Background

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM Panoramic of Barren Pond, ADR Plant & Leach Pad View of Replacement Production Water Well Drilling in Progress

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM Left: Carbon Regeneration Kiln Right: C-I-C Train on the Right

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM Irrigation of the Heap in Progress

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM View Looking Southeast at South Pan Mining

NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM NYSE MKT: MDW//TSX: MDW//MIDWAYGOLD.COM General Overview of Process Facilities & Heap Leach Pad